UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012

Tower Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Broadway, 31st Floor

New York, NY 10271

(Address of principal executive offices)

(212) 655-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Tower Group, Inc. (the “Company”) held its annual meeting of stockholders on May 3, 2012. At that meeting, the Company’s stockholders elected each of the Company’s nominees for director to hold office until the 2015 annual meeting of stockholders and until his successor is duly elected and qualified. The Company’s stockholders also ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2012. In a non-binding advisory vote, the Company’s stockholders voted to not approve the compensation of the Company’s named executive officers. The final voting results for each matter submitted to a vote of stockholders at the meeting are as follows:

Item 1 – Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes

Jan R. Van Gorder	27,012,073	3,594,102	6,227,682
Austin P. Young, III	30,251,761	354,414	6,227,682

Item 2 – Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained
36,789,789	39,703	4,365

Item 3 – Advisory Vote on the Company’s Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,053,812	20,796,444	755,919	6,227,682

At this year’s annual meeting of stockholders, 29.6% of the shares present in person or by proxy were cast in an advisory vote in support of the Company’s executive compensation programs and policies. The Company’s executive compensation programs and policies have not changed since last year’s annual meeting of stockholders, at which more than 95% of the shares present in person or by proxy were cast in an advisory vote in support of such executive compensation programs and policies. As a result of the Company’s 2011 performance and on the basis of quantitative performance metrics included in such approved programs and policies, the Compensation Committee of the Company’s Board of Directors determined, in accordance with the Company’s pay-for-performance philosophy, to decrease the annual cash and equity bonus awards paid to the Company’s CEO for 2011 performance by 62.5% and 62.3%, respectively, compared to the awards made to him for 2010 performance (as stated on pages 21 and 23 of the Company’s 2012 proxy statement). In addition, total compensation paid to the CEO for 2011 decreased by more than 40% from his total compensation for 2010. In light of the outcome of this year’s stockholder advisory vote, the Company will fully consider the concerns expressed by its stockholders and the Compensation Committee will review the structure of the Company’s executive compensation programs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group, Inc.
Registrant

Date: May 4, 2012	/s/ Elliot S. Orol
ELLIOT S. OROL Senior Vice President, General Counsel and Secretary